                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
             TOP FIVE PORTFOLIO INDUSTRIES       5
                          TOP TEN HOLDINGS       5
                      CURRENT DISTRIBUTION       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      10
                   A FOCUS ON SENIOR LOANS      11

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      35
             NOTES TO FINANCIAL STATEMENTS      40

                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS      47
    TRUST OFFICERS AND IMPORTANT ADDRESSES      48

Our generations of money-management experience may help you pursue life's true wealth.

This report must be preceded or accompanied by a prospectus for the trust being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
February 20, 2001

Dear Shareholder,

The year 2000 was an especially volatile one for the stock market. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your trust during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the trust's largest investments, and you can examine the complete portfolio to see all of your trust's holdings as of the end of your trust's reporting period.

At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY, WHICH GREW AT A RED-HOT PACE IN EARLY 2000, BROKE STRIDE LATER IN THE YEAR AND LIMPED INTO 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.1 PERCENT ON AN ANNUALIZED BASIS FOR THE FOURTH QUARTER OF 2000--A SHARP CONTRAST FROM THE SECOND-QUARTER HIGH OF 5.6 PERCENT. THE SUDDEN ECONOMIC SLOWDOWN SPARKED FEARS OF A RECESSION, EFFECTIVELY COOLING BUSINESS AND CONSUMER DEMAND, SPENDING ON EXPORTS, AND MANUFACTURING ACTIVITY.

CONSUMER SPENDING AND EMPLOYMENT
INFLATION CONCERNS WERE HELD AT BAY AS CORPORATE LAYOFFS, SOARING ENERGY COSTS, A WEAKENING STOCK MARKET, AND A COOLING ECONOMY HAD A CHILLING EFFECT ON CONSUMER SPENDING.

KEEPING IN STEP WITH THE FLAGGING ECONOMY, GROWTH IN OVERALL COMPENSATION COSTS (SUCH AS WAGES AND BENEFITS) CONTINUED TO SLOW, FURTHER RELIEVING INFLATIONARY PRESSURES. YET THE JOBLESS RATE CONTINUED TO HOLD AT HISTORICALLY LOW LEVELS, EVEN AS IT REACHED A 16-MONTH HIGH OF 4.2 PERCENT IN JANUARY.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 3.7 PERCENT IN THE 12 MONTHS ENDED JANUARY 31. WITH INFLATION ON THE RISE AND ECONOMIC GROWTH SLOWING RAPIDLY, ALL EYES WERE ON THE FEDERAL RESERVE AS IT MADE A SURPRISE INTEREST-RATE CUT OF 0.50 PERCENT ON JANUARY 3, 2001, AND ANOTHER HIGHLY ANTICIPATED CUT OF 0.50 PERCENT DURING ITS REGULARLY SCHEDULED MEETING ON JANUARY 31, 2001.

THE FED, WHICH HAD HIKED INTEREST RATES THREE TIMES DURING THE FIRST HALF OF 2000, STATED ITS DRAMATIC POLICY REVERSAL AT THE START OF 2001 WAS IN RESPONSE TO RISING ENERGY COSTS AND ERODING CONSUMER AND BUSINESS CONFIDENCE. WHILE INDUSTRY ANALYSTS AND INVESTORS CAUTIOUSLY WELCOMED THE FED'S ACTIONS, MANY ARE PREDICTING ADDITIONAL RATE CUTS WILL BE MADE IN THE FIRST HALF OF 2001 AS THE FED TRIES TO WARD OFF A RECESSION AND RETURN GDP TO A HEALTHY AND SUSTAINABLE RATE.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(December 31, 1998--December 31, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.10

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(January 31, 1999--January 31, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                    INFLATION RATES
                                                                       --------------                    ---------------
Jan 99                                                                      4.75                               1.70
                                                                            4.75                               1.70
                                                                            4.75                               1.80
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.80
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of January 31, 2001)

-----------------------------------------------------------------------
TOTAL RETURNS AND DISTRIBUTION RATE
-----------------------------------------------------------------------
Six-month total return(1)                                    -3.38%
-----------------------------------------------------------------------
One-year total return(1)                                     -0.95%
-----------------------------------------------------------------------
Five-year average annual total return(1)                      4.46%
-----------------------------------------------------------------------
Ten-year average annual total return(1)                       5.80%
-----------------------------------------------------------------------
Life-of-Trust average annual total return(1)                  6.34%
-----------------------------------------------------------------------
Commencement date                                          10/04/89
-----------------------------------------------------------------------
Distribution rate(2)                                          8.63%
-----------------------------------------------------------------------
SHARE VALUATIONS
-----------------------------------------------------------------------
Net asset value on 01/31/01                                   $8.82
-----------------------------------------------------------------------
Six-month high net asset value (08/01/00)                     $9.50
-----------------------------------------------------------------------
Six-month low net asset value (01/31/01)                      $8.82
-----------------------------------------------------------------------

(1) Total return assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and tender of all shares at the end of the period indicated, excluding payment of 3.00% imposed on most shares accepted by the Trust for repurchase within the first year and declining thereafter to 0.00% after the fifth year. If the early withdrawal charge was included, total return would be lower.

(2) Distribution rate is based upon the offering price of $8.90 and the current monthly dividend of $.064 per share as of January 25, 2001.

    See the Comparative Performance section of the current prospectus. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and Trust shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

                                                 PORTFOLIO AT A GLANCE

TOP FIVE PORTFOLIO INDUSTRIES*

(as a percentage of total assets--January 31, 2001)

Telecommunications--Wireless                                 9.3%
---------------------------------------------------------------------
Health Care                                                  5.6%
---------------------------------------------------------------------
Broadcasting--Cable                                          4.3%
---------------------------------------------------------------------
Finance                                                      4.1%
---------------------------------------------------------------------
Chemicals, Plastics and Rubber                               4.1%
---------------------------------------------------------------------

TOP TEN HOLDINGS*

(as a percentage of total assets--January 31, 2001)

Voicestream Wireless Corp.                                   2.2%
---------------------------------------------------------------------
Ventas Realty, Inc.                                          1.9%
---------------------------------------------------------------------
Charter Communications, Inc.                                 1.8%
---------------------------------------------------------------------
Allied Waste Industries, Inc.                                1.7%
---------------------------------------------------------------------
Wyndham International, Inc.                                  1.7%
---------------------------------------------------------------------
Stone Container Corp.                                        1.3%
---------------------------------------------------------------------
Nextel Finance Co.                                           1.2%
---------------------------------------------------------------------
Rent-A-Center                                                1.2%
---------------------------------------------------------------------
Sinclair Broadcast Group, Inc.                               1.1%
---------------------------------------------------------------------
Vencor, Inc.                                                 1.1%
---------------------------------------------------------------------

  * Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

CURRENT DISTRIBUTION

(January 25, 1991--January 31, 2001)

[INVESTMENT PERFORMANCE GRAPH]

                                                                VAN KAMPEN PRIME RATE INCOME
                                                                           TRUST                      3-MONTH TREASURY BILL*
                                                                ----------------------------          ----------------------
1/91                                                                        9.50                               6.38
                                                                            8.76                               5.93
                                                                            8.02                               5.69
                                                                            7.62                               5.25
12/91                                                                       6.50                               3.96
                                                                            6.51                               4.14
                                                                            6.52                               3.65
                                                                            5.99                               2.74
12/92                                                                       5.98                               3.14
                                                                            6.01                               2.96
                                                                            6.04                               3.08
                                                                            5.75                               2.98
12/93                                                                       5.47                               3.06
                                                                            5.72                               3.55
                                                                            6.50                               4.22
                                                                            7.00                               4.77
12/94                                                                       7.57                               5.69
                                                                            8.03                               5.87
                                                                            8.01                               5.57
                                                                            8.02                               5.41
12/95                                                                       7.54                               5.08
                                                                            7.26                               5.14
                                                                            6.80                               5.16
                                                                            7.01                               5.03
12/96                                                                       7.02                               5.17
                                                                            7.02                               5.32
                                                                            7.03                               5.17
                                                                            6.80                               5.10
12/97                                                                       6.79                               5.35
                                                                            6.79                               5.12
                                                                            6.77                               5.08
                                                                            6.82                               4.36
12/98                                                                       6.20                               4.45
                                                                            6.21                               4.48
                                                                            6.49                               4.78
                                                                            6.56                               4.85
12/99                                                                       6.59                               5.33
                                                                            7.22                               5.87
                                                                            7.51                               5.85
                                                                            8.14                               6.21
                                                                            8.53                               5.90
1/01                                                                        8.63                               4.99

Data provided for the trust reflects distributions that occur on the 25th of each month or the prior business day if the 25th falls on a weekend or holiday, whereas benchmark data is as of the month end.

Source: *Bloomberg

                                                           [HOWARD TIFFEN PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS
WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN PRIME RATE INCOME TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN OVER THE PAST SIX MONTHS. THE TEAM IS LED BY HOWARD TIFFEN, SENIOR PORTFOLIO MANAGER, WHO HAS MANAGED THE TRUST SINCE DECEMBER 1999 AND BRINGS MORE THAN 30 YEARS OF GLOBAL AND DOMESTIC INVESTMENT EXPERIENCE TO VAN KAMPEN'S SENIOR LOAN MANAGEMENT TEAM. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE DURING THE SIX-MONTH PERIOD ENDED JANUARY 31, 2001.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET ENVIRONMENT IN WHICH THE TRUST OPERATED, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT DURING THE LAST SIX MONTHS?

A   The market changed quite
dramatically over the course of the last six months. At the start of the period, the outlook for the markets was optimistic. Bolstered by a reasonably strong bond market, deal flow for senior loans was good and transactions were attractively structured.

    By October 2000, however, corporate earnings had come under pressure and the bond market was retreating. The markets were weighed down by an increasingly high default rate--the highest in absolute terms since 1991--especially among highly leveraged, high-yield companies.

    As a result, the senior loan market lost its positive tone and deal flow began to slow as it became more difficult to launch favorable bond deals in the face of deteriorating credit conditions. The weak performance of the stock market contributed to the stresses placed on the financial markets, which were amplified by the slowdown in the U.S. economy.

    Short-term interest rates rose during the first half of 2000, consistent with the Federal Reserve Board's rate hikes designed to keep inflation in check, and they remained at generally higher levels for most of the reporting period, supporting the income earned by the trust's holdings. However, with the U.S. economy showing signs of weakness, the Fed aggressively cut short-term interest rates by 0.50 percent twice in January 2001, indicating their willingness to continue easing rates until the slowdown shows signs of abating. These declines, in turn, put pressure on the trust's dividend.

    Overall, very light senior loan market activity and weak prices in all markets persisted through the end of 2000 and into January 2001, and we continue to face cautious markets.

    For the six months ended January 31, 2001, the trust had a total return of -3.38 percent based on net asset value, and not reflective of any early withdrawal charges. This includes a decrease in net asset value from $9.50 per share on July 31, 2000, to $8.82 per share on January 31, 2001. A substantial portion of the trust's senior loan assets are priced utilizing independent pricing services. As of January 31, 2001, over 80 percent of the trust's senior loan assets had been priced using these services. Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown.

    The trust continued to provide shareholders with a relatively attractive level of current income. Its monthly dividend of $0.064 per share translates to a distribution rate of 8.63 percent based on the trust's public offering price on January 25, 2001. Please refer to the chart and footnotes on page 4 for additional performance results.

Q   HOW DID YOU REACT TO THESE
    MARKET CONDITIONS?

A   Over the past 18 months, the trust
has been managed with three guiding principals: diversify to the greatest extent possible, use a sound and detail-oriented credit selection, and stress the yield component of the portfolio.

    Maintaining a diversified portfolio is important so that the performance of any one senior loan issue has less of an impact on the portfolio as a whole. In general, our goal is to limit the average investment size both in dollar terms and as a percentage of portfolio assets. The trust's top 10 holdings represent just 15.2 percent of the portfolio's total assets, down from 16.3 percent as of July 31, 2000.

    As we anticipated, corporate earnings started to deteriorate during the reporting period, and as a result we have continued to focus on credit quality. We continue to apply intense credit analysis of the senior loans we consider for the portfolio. We will also continue to add new analysts to our senior loan team as necessary to ensure that we continue to provide the best possible credit evaluation. The experience represented by these analysts is invaluable during difficult phases of the credit cycle, as it helps the process of selective investing during periods of exacerbated market volatility. Also, when an issue does have problems, we have extensive knowledge of the workout and recovery process to help produce the best possible recovery of assets in the case of a loan default.

    An experienced staff also helped us keep the portfolio as fully invested as possible, keeping the level of idle cash at a lower level and putting more of the trust's assets to work in competitive-yielding senior loan investments.

Q   WHAT SPECIFIC STRATEGIES DID
    YOU EMPLOY IN MANAGING THE PORTFOLIO?

A   Obviously, in maintaining a high
level of diversification within the portfolio, we took a close look at a wide variety of senior loan issues from a broad range of industries. The difficult markets of recent months persuaded us to adopt a more conservative stance altogether.

    As far as specific industries go, we reduced the trust's exposure to the transportation sector, which was plagued by surging energy and fuel costs. Other industries hit by weakened consumer confidence and sluggish spending included textiles, apparel, and retail.

    The telecommunications sector was hit hard by declining technology spending on the corporate side and by changing investor sentiment, as sales and earnings growth began to fall behind expectations. Growing demand for increased "bandwidth" has spurred these firms to make ever-larger capital investments in new fiber optic cable, switching facilities, and wireless transmission capacity, but it will be years before the revenues generated by these initiatives catch up with current expenditures. Although these investments cut into current earnings, we hope they will pay off over the long haul. When we did invest in the telecom sector, we looked for firms generating positive cash flow and issues that had strong collateral behind them.

    Industry sectors that were attractive included food, drugs, and health care, which have traditionally benefited from relatively stable demand even during tough economic times. Within these market segments, we looked for well-capitalized companies with low levels of leverage. There is no guarantee, however, that these sectors will continue to perform well or will be held by the trust in the future.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MARKET AND THE TRUST IN THE MONTHS AHEAD?

A   We expect the next six months to
present a challenging environment in which to manage an investment portfolio. The recent economic slowdown may continue to take its toll on corporate profits, and the anticipated decline in interest rates could put pressure on the trust's dividend, though it should remain highly competitive in relation to other fixed-income investment alternatives.

    With default rates high, investors will likely demand higher credit-quality parameters in new deals that come to market, such as lower leverage and better collateral coverage, leading to loan structures that are more conservative in nature.

    The trust's high level of diversification may prove to be valuable if we encounter tough markets ahead. We feel the portfolio is well positioned for the remainder of the fiscal year, with a varied selection of investments.

    It is important for all shareholders to remember that, as disclosed in the prospectus, the trust's net asset value fluctuates, and is not stable. Given this, shareholders should talk with their financial advisor about whether the trust fits their overall investment objectives and risk tolerance. We are hopeful that the trust's emphasis on diversification, credit quality, and a competitive level of income will continue to provide an attractive choice for fixed-income investors with an investment time frame in the range of three to five years. It is our belief that the trust can be an integral part of a well-rounded investment strategy.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CYCLICAL INDUSTRIES: Industries where earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples of cyclical industries include housing, automobiles, and paper. Noncyclical industries are typically less sensitive to changes in the economy. These include utilities, grocery stores, and pharmaceutical companies.

DEFAULT: The failure to make required debt payments on time.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

LEVERAGE: An investment strategy that involves using borrowed money to finance an investment. Leveraging involves certain risks, including the potential for increased volatility.

NET ASSET VALUE (NAV): The value of a fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or early withdrawal charges.

SECONDARY MARKET: A market where securities are traded after they are initially offered.

SENIOR LOANS: Loans or other debt securities that are given preference to junior securities of the borrower. In the event of bankruptcy, payments to holders of senior loan obligations are given priority over payments to holders of subordinated debt, as well as shareholders of preferred and common stock. Senior loans may share priority status with other senior securities of the borrower, and such status is not a guarantee that monies to which the investor is entitled will be paid.

A FOCUS ON SENIOR LOANS

    The Prime Rate Income Trust invests primarily in senior collateralized loans to corporations, partnerships, and other business entities that operate in a variety of industries and geographic locations. Senior loans have a number of characteristics that, in the opinion of the trust's management team, are important to the integrity of the trust's portfolio. These are highlighted below. For more details, please refer to the prospectus.

SENIOR STANDING

    With respect to interest payments, senior loans generally have priority over other classes of loans, preferred stock, or common stocks, though they may have equal status with other securities of the borrower. This status is not a guarantee, however, that monies to which the trust is entitled will be paid. If they are not fully paid, it potentially could have a negative effect on the trust's net asset value.

COLLATERAL BACKING

    Senior loans are often secured by collateral that has been pledged by the borrower under the terms of a loan agreement. Forms of collateral include trademarks, accounts receivable or inventory, buildings, real estate, franchises, and common and preferred stock in subsidiaries and affiliates. Under certain circumstances, collateral might not be entirely sufficient to satisfy the borrower's obligations in the event of nonpayment of scheduled interest or principal, and in some instances may be difficult to liquidate on a timely basis.

    Additionally, a decline in the value of the collateral could cause the loan to become substantially undersecured, and circumstances could arise (such as bankruptcy of a borrower) that could cause the trust's security interest in the loan's collateral to be invalidated. This could potentially have a negative effect on the trust's net asset value.

CREDIT QUALITY

    Many senior loans carry provisions designed to protect the lender in certain circumstances. In addition, the variable-rate nature of the portfolio is expected to lessen the fluctuation in the trust's net asset value. However, the net asset value will still be subject to the influence of changes in the real or perceived credit quality of the loans in which the trust invests. This may occur, for example, in the event of a sudden or extreme increase in prevailing interest rates, a default in a loan in which the trust holds an interest, or a substantial deterioration in the borrower's creditworthiness. From time to time, the trust's net asset value may be more or less than at the time of the investment.

SPECIAL CONSIDERATIONS

    Under normal market conditions, the trust may invest up to 20 percent of its assets in senior loans that are not secured by any specific collateral. From time to time, the trust may hold equity positions as collateral, which may contribute to volatility in the trust's net asset value. These equity positions may or may not be traded on stock exchanges and valued daily at the market price. It is management's opinion that shareholders will generally ultimately benefit from these holdings. In addition, up to 20 percent of the trust's assets may be invested in senior loans made to non-U.S. borrowers, although these loans must be U.S.-dollar denominated.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

January 31, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.(1)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            VARIABLE RATE** SENIOR LOAN INTERESTS  90.9%
            AEROSPACE/DEFENSE  0.9%
 $10,853    Aerostructures Corp.,
            Term Loan............... NR        BB-    12/31/03 to 09/06/04   $   10,743,907
   5,471    Aircraft Braking Systems
            Corp., Term Loan........ Ba3       B+     10/15/05                    5,471,622
   7,784    DeCrane Finance Co.,
            Term Loan............... B2        B+     09/30/05 to 12/17/06        7,471,976
   9,574    EG&G Technical Services,
            Inc., Term Loan......... B1        NR     08/20/07                    9,438,308
   6,486    Fairchild Corp., Term
            Loan.................... Ba3       BB-    04/30/06                    6,097,098
   3,980    Vought Aircraft
            Industries, Inc., Term
            Loan.................... NR        NR     07/30/07 to 06/30/08        3,961,758
                                                                             --------------
                                                                                 43,184,669
                                                                             --------------
            AUTOMOTIVE  2.3%
  18,929    American Axle &
            Manufacturing Holdings,
            Inc., Term Loan......... Ba2       BB     04/30/06                   18,835,887
  10,224    Breed Technologies,
            Inc., Term Loan......... NR        NR     12/20/04                   10,223,800
  14,888    Dura Operating Corp.,
            Term Loan............... Ba3       BB-    03/31/06                   14,381,325
  50,543    Federal-Mogul Corp.,
            Term Loan............... B2        B+     02/24/04 to 03/24/05       32,060,886
   9,768    Global Metal
            Technologies, Inc., Term
            Loan.................... NR        NR     03/13/05                    8,694,337
   9,850    Metalforming
            Technologies, Inc., Term
            Loan.................... NR        NR     06/30/06                    9,198,343
   8,945    Safelite Glass Corp.,
            Term Loan............... NR        NR     09/30/07                    8,945,023

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2001 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            AUTOMOTIVE (CONTINUED)
 $ 2,362    Stoneridge, Inc., Term
            Loan.................... Ba3       BB     12/31/05               $    2,329,836
   9,975    ThermaSys Corp., Term
            Loan.................... B1        BB-    08/25/07                    9,977,321
                                                                             --------------
                                                                                114,646,758
                                                                             --------------
            BEVERAGE, FOOD & TOBACCO  2.2%
  50,348    Agrilink Foods, Inc.,
            Term Loan............... B1        B+     09/30/04 to 09/30/05       46,162,605
   5,602    Amerifoods, Inc., Term
            Loan (a)................ NR        NR     06/30/01 to 06/30/02                0
  17,002    Aurora Foods, Inc., Term
            Loan.................... B2        B      06/30/05 to 09/30/06       15,598,694
   8,098    B & G Foods, Inc., Term
            Loan.................... B1        B+     03/31/06                    7,539,149
   2,985    Del Monte Corp., Term
            Loan.................... Ba3       B+     03/25/05                    2,997,697
  10,780    Doane Pet Care Co., Term
            Loan.................... B1        B+     12/31/05 to 12/31/06       10,663,628
  15,726    Eagle Family Foods,
            Inc., Term Loan......... B1        B      12/31/05                   14,952,869
   8,896    Edwards Baking Co., Term
            Loan.................... NR        NR     09/30/03 to 09/30/05        8,342,502
   3,860    Merisant Co.,
            Term Loan............... Ba3       BB-    03/31/07                    3,857,029
                                                                             --------------
                                                                                110,114,173
                                                                             --------------
            BROADCASTING--CABLE  4.4%
  12,303    Adelphia Cable Partners
            L.P., Revolving Credit
            Agreement............... Ba3       BB+    12/31/03                   11,956,492
   9,800    CC VIII Operating, LLC,
            Term Loan............... Ba3       BB+    02/02/08                    9,797,707
  89,500    Charter Communications,
            Inc., Term Loan......... Ba3       BB+    03/18/08                   89,248,326
  36,245    Chelsea Communications,
            Inc., Term Loan......... Ba3       NR     12/31/04                   36,154,289
  38,623    Falcon Communications,
            L.P., Term Loan......... Ba3       BB-    12/31/07                   38,316,947

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2001 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            BROADCASTING--CABLE (CONTINUED)
 $14,844    Frontiervision Operating
            Partners, L.P.,
            Term Loan............... Ba3       BB     03/31/06               $   14,733,042
  15,000    UPC Financing
            Partnership, Term
            Loan.................... Ba3       B+     03/31/09                   14,725,005
                                                                             --------------
                                                                                214,931,808
                                                                             --------------
            BROADCASTING--DIVERSIFIED  0.5%
   2,000    Emmis Communications
            Corp., Term Loan........ Ba2       B+     08/31/09                    2,005,312
   5,000    Entravision
            Communications Corp.,
            Term Loan............... NR        NR     12/31/08                    5,050,000
  14,850    Muzak Audio
            Communications, Inc.,
            Term Loan............... B1        B+     12/31/06                   14,429,255
   4,550    White Knight
            Broadcasting, Inc., Term
            Loan.................... NR        NR     06/30/07                    3,822,000
                                                                             --------------
                                                                                 25,306,567
                                                                             --------------
            BROADCASTING--TELEVISION  2.0%
   9,442    Lin Television Corp.,
            Term Loan............... Ba3       BB-    03/31/07                    9,392,408
   7,920    Quorum Broadcasting,
            Inc., Term Loan......... NR        NR     09/30/07                    7,926,605
  55,000    Sinclair Broadcast
            Group, Inc., Term
            Loan.................... Ba2       BB-    09/15/05                   53,845,000
  28,608    TLMD Acquisition Co.,
            Term Loan............... B1        B+     03/31/07                   28,393,019
                                                                             --------------
                                                                                 99,557,032
                                                                             --------------
            BUILDINGS & REAL ESTATE  3.1%
  19,617    Builders FirstSource,
            Inc., Term Loan......... NR        BB-    12/30/05                   19,710,828
  14,862    Corrections Corp. of
            America, Term Loan...... B3        B      12/31/02                   11,592,137
   1,937    Corrections Corp. of
            America, Revolving
            Credit Agreement........ B3        B      01/01/02                    1,511,373
   9,678    Crescent Real Estate
            Equities Co., Term
            Loan.................... NR        NR     02/01/04                    9,705,766

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2001 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            BUILDINGS & REAL ESTATE (CONTINUED)
 $19,613    Meditrust Corp., Term
            Loan.................... NR        NR     07/17/01               $   19,106,478
  97,629    Ventas Realty Ltd.,
            Inc., Term Loan......... NR        NR     12/31/07                   92,632,965
                                                                             --------------
                                                                                154,259,547
                                                                             --------------
            CHEMICALS, PLASTICS & RUBBER  4.1%
  11,000    Cedar Chemicals Corp.,
            Term Loan............... NR        NR     10/30/03                    9,020,337
   9,792    Foamex L.P.,
            Term Loan............... B3        B      06/30/05 to 06/30/06        9,571,589
   5,035    Foamex L.P., Revolving
            Credit Agreement........ B3        B      06/12/03                    4,651,195
  12,449    GenTek, Inc.,
            Term Loan............... Ba3       BB     04/30/07 to 10/31/07       12,365,049
   4,000    Hercules, Inc.,
            Term Loan............... Ba1       BB     11/15/05                    4,021,913
  29,980    Huntsman Corp., Term
            Loan.................... Ba2       NR     09/30/03 to 12/31/05       29,238,645
   6,857    Huntsman Corp.,
            Revolving Credit
            Agreement............... Ba2       NR     12/31/02                    6,655,131
  29,351    Huntsman ICI Chemicals,
            LLC, Term Loan.......... Ba3       BB     06/30/07 to 06/30/08       29,434,888
   5,106    Jet Plastica Industries,
            Inc., Term Loan......... NR        NR     12/31/02 to 12/31/04        3,318,900
     323    Jet Plastica Industries,
            Inc., Revolving Credit
            Agreement............... NR        NR     12/31/02                      209,960
  26,095    Lyondell Chemical Co.,
            Term Loan............... Ba3       NR     06/30/05 to 05/17/06       26,583,735
  14,850    MetoKote Corp., Term
            Loan.................... NR        NR     11/02/05                   14,757,211
   9,725    Nutrasweet Acquisition
            Corp., Term Loan........ Ba3       NR     05/25/07 to 05/25/09        9,700,247
   9,675    Pioneer America
            Acquisition Corp., Term
            Loan (a)................ Caa1      D      12/31/06                    2,709,000
   5,000    Port Arthur Coker Co.,
            Term Loan............... Ba3       NR     07/15/07                    4,908,335
   8,952    Texas Petrochemicals
            Corp., Term Loan........ B1        NR     06/30/01 to 06/30/04        8,786,371

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2001 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            CHEMICALS, PLASTICS & RUBBER (CONTINUED)
 $ 1,858    Texas Petrochemicals
            Corp., Revolving Credit
            Agreement............... B1        NR     12/31/02               $    1,772,770
   6,226    TruSeal Technologies,
            Inc., Term Loan......... NR        NR     06/30/04                    6,111,149
   9,975    United Plastics Group,
            Inc., Term Loan......... NR        NR     08/31/07                   10,009,888
   7,702    Vinings Industries,
            Inc., Term Loan......... NR        NR     03/31/05                    7,160,201
   4,619    West American Rubber
            Co., Term Loan.......... NR        NR     06/30/05 to 12/30/05        2,771,699
                                                                             --------------
                                                                                203,758,213
                                                                             --------------
            CONSTRUCTION MATERIAL  0.6%
   4,975    Brand Scaffold Services,
            Inc., Term Loan......... B1        NR     09/30/03                    4,875,394
   1,938    Dayton Superior Corp.,
            Term Loan............... Ba3       BB-    06/01/08                    1,944,766
   8,113    Flextek Components,
            Inc., Term Loan (a)..... NR        NR     08/31/03                    2,920,593
   8,557    Magnatrax Corp., Term
            Loan.................... NR        NR     11/15/05                    8,537,302
     173    Reliant Building
            Products, Inc., Debtor
            in Possession (b)....... NR        NR     01/15/01                      173,204
   9,576    Werner Holding Co.,
            Inc., Term Loan......... Ba3       B+     11/30/04 to 11/30/05        9,515,506
                                                                             --------------
                                                                                 27,966,765
                                                                             --------------
            CONTAINERS, PACKAGING & GLASS  3.2%
  14,072    Dr. Pepper/Seven Up Co.,
            Inc., Term Loan......... NR        NR     10/07/07                   14,060,153
   7,593    Fleming Packaging Corp.,
            Term Loan............... NR        NR     08/31/04                    6,823,602
  14,662    Graham Packaging Co.,
            Term Loan............... B1        B+     01/31/06 to 01/31/07       14,389,623
   1,675    Graphic Packaging
            International Corp.,
            Term Loan............... B1        B+     08/15/01                    1,539,605
  20,323    IPC, Inc., Term Loan.... NR        BB-    10/02/04                   19,713,068
   9,950    Kranson Industries,
            Inc., Term Loan......... NR        NR     12/31/06                    9,925,417

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2001 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            CONTAINERS, PACKAGING & GLASS (CONTINUED)
 $ 7,406    Nexpak Corp., Term
            Loan.................... NR        NR     12/31/05 to 12/31/06   $    6,905,082
   4,881    Packaging Dynamics, Term
            Loan.................... NR        BB+    11/20/05                    4,634,327
   8,000    Pliant Corp., Term
            Loan.................... B2        BB-    05/31/08                    7,635,780
  63,316    Stone Container Corp.,
            Term Loan............... Ba3       B+     10/01/03                   63,592,125
   7,750    Stronghaven, Inc., Term
            Loan.................... NR        NR     05/15/04                    7,362,959
                                                                             --------------
                                                                                156,581,741
                                                                             --------------
            DIVERSIFIED MANUFACTURING  3.2%
  14,617    Actuant Corp.,
            Term Loan............... B1        BB-    07/30/08                   14,662,945
   3,149    Advanced Accessory
            Systems, LLC,
            Term Loan............... B1        B+     10/30/04                    3,069,297
  28,583    Chart Industries, Inc,
            Term Loan............... NR        NR     03/31/06                   26,833,926
   4,994    Citation Corp., Term
            Loan.................... NR        B+     12/01/07                    4,903,530
  13,171    Desa International,
            Inc., Term Loan......... B2        B-     11/26/03 to 11/26/04       11,813,485
   9,429    Mueller Group, Inc.,
            Term Loan............... B1        B+     08/16/06 to 08/16/07        9,482,111
  17,518    Neenah Foundry Co., Term
            Loan.................... B1        BB-    09/30/05                   17,132,999
  29,424    SPX Corp., Term Loan.... Ba2       BB+    09/30/04 to 12/31/06       29,121,209
   3,471    United Fixtures Co.,
            Term Loan (f)........... NR        NR     12/15/02                    3,470,748
     100    United Fixtures Co.,
            Revolving Credit
            Agreement (f)........... NR        NR     12/31/04                      100,000
  33,333    Walter Industries, Inc.,
            Term Loan............... NR        NR     10/15/03                   30,638,054
   5,490    Western Industries,
            Inc., Term Loan......... NR        NR     06/23/06                    5,153,629
   2,500    Yuasa, Inc., Term
            Loan.................... NR        NR     11/09/08                    2,486,254
                                                                             --------------
                                                                                158,868,187
                                                                             --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2001 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            ECOLOGICAL  2.6%
 $86,678    Allied Waste Industries,
            Inc., Term Loan......... Ba3       BB     07/21/05 to 07/23/07   $   85,279,554
     990    Casella Waste Systems,
            Inc., Term Loan......... B1        BB-    12/14/06                      961,537
   4,987    GTS Corp., Term Loan.... NR        NR     12/08/06                    4,943,638
   9,797    IT Group, Inc.,
            Term Loan............... B1        BB     06/11/06                    9,576,186
  69,913    Safety-Kleen Corp., Term
            Loan (a) (b)............ NR        NR     04/03/05 to 04/03/06       21,323,489
   4,682    Stericycle, Inc., Term
            Loan.................... B1        BB-    11/10/06                    4,707,480
                                                                             --------------
                                                                                126,791,884
                                                                             --------------
            EDUCATION & CHILD CARE  0.2%
   8,514    Kindercare Learning
            Centers, Inc.,
            Term Loan............... Ba3       B+     03/21/06                    8,344,156
                                                                             --------------

            ELECTRONICS  3.7%
  14,824    Acterna, LLC,
            Term Loan............... NR        B+     09/30/07                   14,753,118
  30,645    Amphenol Corp., Term
            Loan.................... Ba2       BB     10/03/04 to 10/03/06       30,431,406
   5,471    Audio Visual Services
            Corp., Term Loan........ NR        NR     10/01/01                    3,392,226
   3,258    Audio Visual Services
            Corp., Revolving Credit
            Agreement............... NR        NR     10/01/01                    2,020,115
   6,823    Communications
            Instruments, Inc., Term
            Loan.................... Ba3       BB-    03/15/04                    6,596,530
  14,891    General Cable Corp.,
            Term Loan............... NR        NR     06/30/07                   14,332,986
   6,983    Insilco Technologies,
            Term Loan............... B2        B+     08/25/07                    6,559,278
  50,000    ON Semiconductor Corp.,
            Term Loan............... NR        BB-    08/04/06 to 08/04/07       50,041,650
   4,691    Rowe International,
            Inc., Term Loan (f)..... NR        NR     12/31/03                    2,533,193
   5,000    Seagate Technologies,
            Inc., Term Loan......... NR        BB+    11/22/06                    4,992,190

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2001 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            ELECTRONICS (CONTINUED)
 $ 9,781    Stratus Computer, Inc.,
            Term Loan............... NR        NR     02/26/05               $    9,761,599
  21,882    Superior Telecom Corp.,
            Term Loan............... NR        NR     11/27/05                   19,858,517
   2,985    Veridian Corp., Term
            Loan.................... Ba3       BB-    08/24/06                    2,999,247
  11,990    Viasystems, Inc., Term
            Loan.................... B1        BB-    03/31/07                   11,939,042
                                                                             --------------
                                                                                180,211,097
                                                                             --------------
            ENTERTAINMENT & LEISURE  3.3%
  15,015    American Skiing Co.,
            Term Loan............... B2        NR     05/31/06                   14,083,589
   4,516    AMF Group, Inc., Term
            Loan.................... Caa1      D      03/31/03 to 03/31/04        3,838,548
   7,384    Bally Total Fitness
            Holding Corp., Term
            Loan.................... B1        B+     11/10/04                    7,353,509
   2,966    Bell Sports, Inc., Term
            Loan.................... Ba3       B+     03/31/06 to 03/31/07        2,975,338
  34,645    Fitness Holdings
            Worldwide, Inc., Term
            Loan.................... NR        B      11/02/06 to 11/02/07       33,571,180
   7,760    KSL Recreational Group,
            Inc., Term Loan......... Ba3       B+     04/30/05 to 04/30/06        7,721,200
   3,382    KSL Recreational Group,
            Inc., Revolving Credit
            Agreement............... Ba3       B+     04/30/04                    3,221,182
  25,000    Metro-Goldwyn-Mayer,
            Inc., Term Loan......... Baa3      BBB-   03/31/05 to 03/31/06       24,419,844
   9,950    Playcore Wisconsin,
            Inc., Term Loan......... NR        NR     07/01/07                    9,425,380
  25,644    Spalding Holdings Corp.,
            Term Loan............... B3        B-     09/30/03 to 03/30/06       21,911,251
   9,910    Spalding Holdings Corp.,
            Revolving Credit
            Agreement............... B3        B-     09/30/03                    8,307,230
   6,700    Sportcraft, Ltd., Term
            Loan.................... NR        NR     12/31/02                    4,221,000
   2,615    True Temper, Inc., Term
            Loan.................... B1        BB-    09/30/05                    2,546,271

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2001 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            ENTERTAINMENT & LEISURE (CONTINUED)
 $ 4,892    United Artists Theatre,
            Inc., Term Loan (b)..... Caa3      D      04/21/06 to 04/21/07   $    4,109,156
   9,493    WFI Group, Inc., Term
            Loan.................... Ba2       NR     07/14/04                    9,491,695
   4,975    Worldwide Sports &
            Recreation, Inc., Term
            Loan.................... NR        NR     12/31/06                    5,006,551
                                                                             --------------
                                                                                162,202,924
                                                                             --------------
            FARMING & AGRICULTURE  0.1%
   4,000    The Scotts Co., Term
            Loan.................... Ba3       BB     12/31/07                    4,026,500
                                                                             --------------

            FINANCE  4.1%
  20,826    Alliance Data Systems,
            Inc., Term Loan......... NR        NR     07/25/03 to 07/25/05       20,637,821
  19,220    Bridge Information
            Systems, Inc., Term Loan
            (a) (g)................. NR        NR     05/29/05                    3,075,161
  14,500    Mafco Finance Corp.,
            Term Loan............... NR        NR     06/15/01                   14,418,503
  26,500    Metris Cos., Inc., Term
            Loan.................... Ba3       NR     06/30/03                   26,421,237
  37,525    Outsourcing Solutions,
            Term Loan............... B2        BB-    12/01/05 to 06/01/06       35,823,795
  21,429    Paul G. Allen,
            Term Loan............... NR        NR     06/10/03                   21,328,136
  60,404    Rent-A-Center, Inc.,
            Term Loan............... Ba3       BB-    01/31/06 to 01/31/07       59,818,809
   4,975    Risk Management
            Assurance Co., Term
            Loan.................... NR        NR     12/21/06                    4,959,697
  18,000    Sovereign Bancorp, Inc.,
            Term Loan............... Ba3       NR     11/14/03                   18,058,122
                                                                             --------------
                                                                                204,541,281
                                                                             --------------
            GROCERY  1.2%
   4,913    Big V Supermarkets,
            Inc., Term Loan (a)
            (b)..................... NR        D      08/10/03                    3,930,000
   4,155    Fleming Cos., Inc., Term
            Loan.................... Ba3       BB     07/25/04                    3,992,217

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2001 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            GROCERY (CONTINUED)
 $38,824    Fleming Cos., Inc.,
            Revolving Credit
            Agreement............... Ba3       BB     07/25/03               $   37,388,298
  11,980    Pathmark Stores, Inc.,
            Term Loan............... NR        NR     08/31/07                   11,911,115
                                                                             --------------
                                                                                 57,221,630
                                                                             --------------
            HEALTH CARE  5.6%
  46,721    Community Health
            Systems, Inc.,
            Term Loan............... NR        NR     12/31/03 to 12/31/05       46,359,347
  23,871    Genesis Health Ventures,
            Inc., Term Loan (a)
            (b)..................... NR        NR     09/30/04 to 06/01/05       14,322,644
   9,862    HCA--Healthone Co., Term
            Loan.................... Ba2       BB+    06/30/05                    9,868,233
 144,375    Integrated Health
            Services, Inc., Term
            Loan (a) (b)............ NR        NR     09/30/04 to 12/31/05       51,717,146
   2,000    InteliStaf Group, Inc.,
            Term Loan............... NR        NR     10/31/07                    1,982,561
  42,001    Magellan Health
            Services, Inc., Term
            Loan.................... B2        B+     02/12/05 to 02/12/06       39,422,654
  17,223    Multicare Cos., Inc.,
            Term Loan (a) (b)....... NR        NR     09/30/04 to 06/01/05       10,333,910
  26,433    Quest Diagnostics, Inc.,
            Term Loan............... Ba3       BB     08/16/06 to 08/16/07       26,508,462
  46,322    Sun Healthcare Group,
            Inc., Term Loan (a)
            (b)..................... NR        NR     11/12/04 to 11/12/05       13,896,699
   9,839    Unilab Corp., Term
            Loan.................... B1        B+     11/23/06                    9,875,517
  55,365    Vencor, Inc., Term Loan
            (a) (b)................. NR        NR     01/15/05                   53,149,924
                                                                             --------------
                                                                                277,437,097
                                                                             --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2001 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            HEALTHCARE & BEAUTY  0.8%
 $13,835    Mary Kay, Inc., Term
            Loan.................... NR        NR     03/06/04               $   12,066,618
   2,350    Mary Kay, Inc.,
            Revolving Credit
            Agreement............... NR        NR     03/06/04                    2,033,665
  29,213    Revlon Consumer Products
            Corp., Term Loan........ B3        B      05/30/02                   27,049,429
                                                                             --------------
                                                                                 41,149,712
                                                                             --------------
            HOME & OFFICE FURNISHINGS, HOUSEWARES & DURABLE CONSUMER
            PRODUCTS  1.3%
  35,369    Dal-Tile Group, Inc.,
            Term Loan............... NR        NR     12/31/02 to 12/31/03       34,455,229
   1,786    Decorate Today.Com, Term
            Loan (f) (g)............ NR        NR     12/31/05                    1,395,414
   2,978    Formica Corp., Term
            Loan.................... B1        B+     04/30/06                    2,855,443
   4,937    Holmes Products Corp.,
            Term Loan............... B1        B+     02/05/07                    4,653,298
  23,110    Imperial Home Decor
            Group, Inc., Term Loan
            (a) (b)................. NR        NR     03/12/04 to 03/13/06        1,918,144
   7,714    Imperial Home Decor
            Group, Inc., Revolving
            Credit Agreement (a)
            (b)..................... NR        NR     03/12/04                      640,230
   2,000    Targus Group
            International, Inc.,
            Term Loan............... NR        NR     08/31/06                    1,988,736
  22,640    World Kitchen, Inc.,
            Term Loan............... NR        NR     10/09/06 to 04/09/07       17,206,400
                                                                             --------------
                                                                                 65,112,894
                                                                             --------------
            HOTELS, MOTELS, INNS & GAMING  3.1%
  40,795    Aladdin Gaming, LLC,
            Term Loan............... B2        NR     09/30/08                   33,043,950
  14,963    Autotote Corp., Term
            Loan.................... B1        B+     09/30/07                   15,025,985
   5,955    Isle of Capri Casinos,
            Inc., Term Loan......... Ba2       BB-    03/02/06 to 03/02/07        5,976,402
   5,000    Jazz Casino Co., Term
            Loan (a) (b)............ NR        NR     01/06/06                    5,000,000

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2001 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            HOTELS, MOTELS, INNS & GAMING (CONTINUED)
 $ 9,099    Las Vegas Sands, Inc.,
            Term Loan............... B2        B+     11/30/03               $    9,076,517
  86,000    Wyndham International,
            Inc., Term Loan......... NR        NR     06/30/06                   84,925,000
                                                                             --------------
                                                                                153,047,854
                                                                             --------------
            INSURANCE  0.6%
  16,800    BRW Acquisition, Inc.,
            Term Loan............... NR        NR     07/10/06 to 07/10/07       15,204,991
  15,780    Willis Corroon, Inc.,
            Term Loan............... Ba2       BB     11/19/05 to 05/19/08       15,783,456
                                                                             --------------
                                                                                 30,988,447
                                                                             --------------
            MACHINERY  1.8%
   9,476    Alliance Laundry
            Systems, LLC, Term
            Loan.................... B1        B+     06/30/05                    9,251,189
  10,000    Ashtead Group, PLC, Term
            Loan.................... NR        NR     06/01/07                    9,893,750
  17,874    Flowserve Corp., Term
            Loan.................... B1        BB-    06/30/08                   17,903,490
   8,513    Gleason Corp., Term
            Loan.................... NR        NR     03/31/06 to 02/18/08        8,536,012
  17,830    NationsRent, Inc., Term
            Loan.................... B2        BB-    07/20/06                   16,092,726
  15,000    Ocean Rig ASA--(Norway),
            Term Loan............... NR        NR     06/01/08                   14,116,988
  14,925    United Rentals (North
            America), Inc.,
            Term Loan............... Ba3       BB+    06/30/06                   14,355,984
                                                                             --------------
                                                                                 90,150,139
                                                                             --------------
            MEDICAL PRODUCTS & SUPPLIES  3.6%
  30,000    Alliance Imaging, Inc.,
            Term Loan............... B1        NR     11/02/07 to 11/02/08       29,574,990
  11,244    Conmed Corp., Term
            Loan.................... B1        BB-    12/30/04 to 06/30/05       10,938,262
  29,736    Dade Behring, Inc., Term
            Loan.................... NR        B      06/30/06 to 06/30/07       21,409,845
  38,050    Davita, Inc., Term
            Loan.................... NR        NR     03/31/06                   37,982,230
   5,304    Fisher Scientific
            International, Inc.,
            Term Loan............... Ba3       B+     01/21/05 to 01/21/06        5,318,700

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2001 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            MEDICAL PRODUCTS & SUPPLIES (CONTINUED)
 $27,136    Kinetics Concepts, Inc.,
            Term Loan............... Ba3       B-     12/31/04 to 12/31/05   $   26,007,817
   6,714    Medical Specialities
            Group, Inc, Term Loan... NR        NR     06/30/01 to 06/30/04        4,632,409
  10,798    Mediq/PRN Life Support
            Services, Inc., Term
            Loan.................... NR        NR     06/30/06                    8,854,089
  34,650    National Medical Care,
            Inc., Term Loan......... Ba1       BB     09/30/03                   33,660,277
     833    Stryker Corp.,
            Term Loan............... Ba1       BBB-   12/04/05                      838,050
                                                                             --------------
                                                                                179,216,669
                                                                             --------------
            MINING, STEEL, IRON & NON-PRECIOUS METALS  1.8%
  19,930    Carmeuse Lime, Inc.,
            Term Loan............... NR        NR     03/31/06                   17,538,400
   7,542    CII Carbon, LLC, Term
            Loan.................... NR        NR     06/25/08                    7,339,101
   8,242    Earle M. Jorgensen, Term
            Loan.................... Ba3       B+     03/31/04                    8,131,988
   8,888    Fairmount Minerals,
            Ltd., Term Loan......... NR        NR     02/25/05                    8,656,630
  51,927    Ispat Inland, Term
            Loan.................... Ba3       BB-    07/16/05 to 07/16/06       37,387,414
  10,890    UCAR International,
            Inc., Term Loan......... Ba3       BB-    12/30/07                   10,769,610
                                                                             --------------
                                                                                 89,823,143
                                                                             --------------
            NON-DURABLE CONSUMER PRODUCTS  1.4%
   9,126    Accessory Network Group,
            Inc., Term Loan......... NR        NR     07/31/05                    7,888,106
  10,925    American Marketing
            Industries, Inc., Term
            Loan.................... NR        NR     11/30/02                   10,524,799
   7,485    Arena Brands, Inc., Term
            Loan.................... NR        NR     06/01/02                    7,395,467
   1,142    Arena Brands, Inc.,
            Revolving Credit
            Agreement............... NR        NR     06/01/02                    1,125,716
   7,364    GFSI, Inc, Term Loan.... Ba3       NR     03/31/04                    7,244,468
   6,851    Norcorp, Inc., Term
            Loan.................... NR        NR     05/31/06 to 11/30/06        6,806,377

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2001 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            NON-DURABLE CONSUMER PRODUCTS (CONTINUED)
 $24,127    Playtex Products, Inc.,
            Term Loan............... Ba2       BB     09/15/03               $   23,772,159
   6,624    William Carter Co., The,
            Term Loan............... Ba3       BB-    10/31/03                    6,626,762
                                                                             --------------
                                                                                 71,383,854
                                                                             --------------
            PAPER & FOREST PRODUCTS  0.7%
   2,598    Bear Island Paper Co.,
            LLC, Term Loan.......... B1        B+     12/31/05                    2,545,268
  20,163    Crown Paper Co., Term
            Loan (a) (b)............ NR        NR     06/30/02                    8,267,007
   6,186    Crown Paper Co.,
            Revolving Credit
            Agreement (b)........... NR        NR     08/22/02                    2,536,327
  11,775    Crown Paper Co., Debtor
            in Possession (b)....... NR        NR     09/14/01                   11,775,000
   8,701    Pacifica Papers, Inc.,
            Term Loan............... Ba2       BB     03/12/06                    8,728,023
                                                                             --------------
                                                                                 33,851,625
                                                                             --------------
            PERSONAL & MISCELLANEOUS SERVICES  1.4%
  22,869    DecisionOne Corp., Term
            Loan (f)................ NR        NR     04/18/05                   21,520,117
  11,953    DIMAC Corp., Term Loan
            (b)..................... NR        NR     06/30/06 to 12/30/06        6,215,557
     414    DIMAC Corp., Debtor in
            Possession (b).......... NR        NR     03/31/01                      414,208
  14,888    Encompass Service Corp.,
            Term Loan............... Ba3       BB     05/10/07                   14,748,850
   1,355    Frontway Network
            Solutions, Term Loan.... NR        NR     10/31/01                            0
   2,747    Iron Mountain, Inc.,
            Term Loan............... NR        BB     02/28/06                    2,769,307
   6,739    Sarcom, Inc., Term Loan
            (a)..................... NR        NR     12/31/00                    4,650,135
   9,454    Telespectrum Worldwide,
            Inc., Term Loan......... NR        NR     12/31/01 to 12/31/03        6,618,034
   9,900    Weight Watchers
            International, Inc.,
            Term Loan............... Ba2       B+     09/30/06                    9,992,812
                                                                             --------------
                                                                                 66,929,020
                                                                             --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2001 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            PHARMACEUTICALS  0.7%
 $ 6,948    Bergen Brunswig Corp.,
            Term Loan............... NR        BB     03/31/06               $    6,959,081
   1,768    Caremark Rx, Inc., Term
            Loan.................... B1        BB-    05/31/01                    1,762,526
   9,538    Caremark Rx, Inc.,
            Revolving Credit
            Agreement............... B1        BB-    05/31/01                    9,504,871
  16,509    Endo Pharmaceuticals,
            Inc., Term Loan......... NR        NR     06/30/04                   15,939,934
                                                                             --------------
                                                                                 34,166,412
                                                                             --------------
            PRINTING & PUBLISHING  3.9%
   4,738    21st Century Newspapers,
            Term Loan............... NR        NR     09/15/05                    4,714,131
   7,000    Advanstar
            Communications, Inc.,
            Term Loan............... Ba3       B+     10/11/07                    7,006,566
  12,250    American Media
            Operations, Inc., Term
            Loan.................... Ba3       B+     04/01/06 to 04/01/07       12,279,050
   8,457    American Reprographics
            Co., Term Loan.......... NR        NR     03/31/08                    8,497,805
   4,873    Check Printers, Inc.,
            Term Loan............... NR        NR     06/30/05                    4,761,180
   2,985    Haights Cross
            Communications, LLC,
            Term Loan............... B2        B+     12/10/06                    2,811,251
  42,730    Journal Register Co.,
            Term Loan............... Ba1       BB+    09/30/06                   42,400,766
   3,354    Mail-Well, Inc., Term
            Loan.................... Ba2       BB     02/22/07                    3,336,883
   6,427    Medical Arts Press,
            Inc., Term Loan......... NR        NR     01/13/06                    6,432,638
  28,560    Morris Communications
            Corp., Term Loan........ NR        NR     03/31/04 to 06/30/05       28,129,695
  15,200    PRIMEDIA, Inc., Term
            Loan.................... NR        BB-    06/30/04                   14,506,092
   5,000    Trader.com, Term Loan... NR        NR     12/31/06 to 12/31/07        4,991,535
   6,022    TWP, Inc., Term Loan.... Ba3       B+     10/01/04                    5,850,694
  23,764    Vertis, Inc., Term
            Loan.................... B1        BB-    12/06/05 to 12/06/08       23,346,282

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2001 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            PRINTING & PUBLISHING (CONTINUED)
 $15,422    Von Hoffman Press, Inc.,
            Term Loan............... B1        B+     05/30/03 to 07/01/05   $   15,209,695
   1,225    Von Hoffman Press, Inc.,
            Revolving Credit
            Agreement............... B1        B+     05/30/03                    1,176,000
   8,122    Ziff-Davis Media, Inc.,
            Term Loan............... Ba3       B+     03/31/07                    8,113,607
                                                                             --------------
                                                                                193,563,870
                                                                             --------------
            RESTAURANTS & FOOD SERVICE  1.8%
   8,247    Applebee's
            International, Inc.,
            Term Loan............... NR        NR     03/31/06                    8,251,808
   8,895    Captain D's, Inc., Term
            Loan.................... B2        B+     12/31/01                    8,138,661
   2,443    Carvel Corp.,
            Term Loan............... NR        NR     06/30/01                    2,410,672
  33,549    Domino's Pizza, Inc.,
            Term Loan............... B1        B+     12/21/04 to 12/21/07       33,674,407
  31,216    S.C. International
            Services, Inc.,
            Term Loan............... Ba3       NR     03/01/07                   29,999,935
   6,992    Volume Services America,
            Term Loan............... B1        B+     12/01/06                    7,029,598
                                                                             --------------
                                                                                 89,505,081
                                                                             --------------
            RETAIL--OFFICE PRODUCTS  0.4%
   6,895    Identity Group, Inc,
            Term Loan............... NR        NR     05/11/07                    6,522,038
  19,596    U.S. Office Products
            Co., Term Loan (g)...... Caa1      CCC-   06/09/06                   12,149,310
                                                                             --------------
                                                                                 18,671,348
                                                                             --------------
            RETAIL--OIL & GAS  0.4%
   5,970    Kwik Trip, Term Loan.... NR        NR     07/27/07                    5,917,946
  12,113    The Pantry, Inc., Term
            Loan.................... B1        BB-    01/31/06                   12,148,471
                                                                             --------------
                                                                                 18,066,417
                                                                             --------------
            RETAIL--SPECIALTY  0.8%
  14,535    Hollywood Entertainment
            Corp., Revolving Credit
            Agreement............... NR        B-     09/05/02                   14,535,000
   9,696    Josten's, Inc.,
            Term Loan............... B1        BB-    05/31/06 to 05/31/08        9,697,601

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2001 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            RETAIL--SPECIALTY (CONTINUED)
 $ 4,960    Mitchell's Management
            Corp., Term Loan........ NR        NR     12/31/07               $    4,948,899
  12,019    Nebraska Book Co., Inc.,
            Term Loan............... B1        B+     03/31/06                   11,704,353
                                                                             --------------
                                                                                 40,885,853
                                                                             --------------
            RETAIL--STORES  1.5%
   4,950    CSK Auto, Inc., Term
            Loan.................... Ba3       BB-    10/31/03                    4,492,125
   3,293    Duane Reade, Inc., Term
            Loan.................... B1        B+     02/15/04                    3,172,250
   5,750    Kirklands Holdings, Term
            Loan.................... NR        NR     06/30/02                    5,750,001
   7,555    Murray's Discount Auto
            Stores, Inc., Term
            Loan.................... NR        NR     06/30/03                    7,180,066
     130    Murray's Discount Auto
            Stores, Inc., Revolving
            Credit Agreement........ NR        NR     06/30/03                      117,268
  10,100    Payless Cashways, Inc.,
            Term Loan (f)........... Ba1       BBB-   11/30/02                   10,099,842
  13,968    Peebles, Inc.,
            Term Loan............... NR        NR     06/09/02                   13,861,974
  23,271    Rite Aid Corp., Term
            Loan.................... B1        BB-    08/01/02 to 08/15/02       22,931,784
   4,727    Vitamin Shoppe
            Industries, Inc., Term
            Loan.................... NR        NR     05/15/04                    4,584,131
                                                                             --------------
                                                                                 72,189,441
                                                                             --------------
            TELECOMMUNICATIONS--LOCAL EXCHANGE CARRIERS  2.3%
  15,000    Alaska Communications
            Systems Holdings, Inc.,
            Term Loan............... B1        BB     11/14/07 to 05/14/08       14,974,215
  13,000    Crown Castle
            International Corp.,
            Term Loan............... Ba3       BB-    03/15/08                   13,063,193
   7,000    McLeodUSA, Inc., Term
            Loan.................... Ba2       BB-    05/31/08                    7,011,669
  19,473    Orius Corp., Term
            Loan.................... NR        B+     12/14/06                   18,889,018

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2001 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            TELECOMMUNICATIONS--LOCAL EXCHANGE CARRIERS (CONTINUED)
 $75,000    Teligent, Inc.,
            Term Loan............... B3        B-     06/30/06               $   47,175,000
  12,500    Winstar Communications,
            Inc., Term Loan......... B2        B+     09/30/07                   11,734,047
                                                                             --------------
                                                                                112,847,142
                                                                             --------------
            TELECOMMUNICATIONS--LONG DISTANCE  1.3%
  27,000    360networks, Inc., Term
            Loan.................... B1        BB-    10/24/07                   26,347,491
   6,000    Global Crossings
            Holdings, Ltd.,
            Term Loan............... Ba1       BBB-   06/30/06                    6,010,416
  35,000    Pacific Crossing, Ltd.,
            Term Loan............... NR        NR     07/28/06                   33,206,250
                                                                             --------------
                                                                                 65,564,157
                                                                             --------------
            TELECOMMUNICATIONS--PAGING  0.4%
  11,197    Arch Wireless, Inc.,
            Term Loan............... B2        B-     06/30/06                    7,445,839
  14,774    Arch Wireless, Inc.,
            Revolving Credit
            Agreement............... B2        B-     06/30/05                    9,824,959
   9,411    Teletouch
            Communications, Inc.,
            Term Loan............... NR        NR     11/30/05                    3,670,346
  10,973    TSR Wireless, LLC, Term
            Loan (a) (b)............ NR        NR     06/30/05                            0
                                                                             --------------
                                                                                 20,941,144
                                                                             --------------
            TELECOMMUNICATIONS--WIRELESS  9.3%
   8,000    American Cellular Corp.,
            Term Loan............... Ba3       BB-    03/31/08 to 03/31/09        7,992,272
  45,000    BCP SP Ltd., Term
            Loan.................... NR        NR     03/31/02 to 03/31/05       44,108,004
   1,892    Centennial Cellular,
            Inc., Term Loan......... B1        B+     11/30/07                    1,895,015
  10,000    Cook Inlet/Voicestream
            Operating Co., LLC, Term
            Loan.................... B2        B      12/31/08                   10,154,170
  14,888    Dobson Operating Co.,
            Term Loan............... Ba3       BB-    03/31/08                   14,898,666
  53,500    Nextel Finance Co., Term
            Loan.................... Ba2       BB-    06/30/08 to 12/31/08       53,659,484
   8,889    Nextel Finance Co.,
            (Argentina), Term
            Loan.................... Ba2       BB-    03/31/03                    8,538,336

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2001 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            TELECOMMUNICATIONS--WIRELESS (CONTINUED)
 $42,500    Nextel Partners, Inc.,
            Term Loan............... B2        B-     11/01/07 to 07/29/08   $   42,687,780
  15,140    Powertel PCS, Inc., Term
            Loan.................... NR        NR     12/31/05 to 03/31/06       14,867,855
  30,000    Rural Cellular Corp.,
            Term Loan............... B1        B+     10/03/08 to 04/03/09       29,934,390
  32,911    Sygnet Wireless, Inc.,
            Term Loan............... NR        NR     03/23/07 to 12/23/07       32,693,822
  17,000    TeleCorp PCS, Inc., Term
            Loan.................... B2        NR     12/05/07                   16,946,875
  40,000    Tritel Holding Corp.,
            Term Loan............... B2        NR     12/31/07                   40,079,160
  27,000    Triton PCS, Inc., Term
            Loan.................... B1        B      05/04/07                   26,915,625
 111,500    VoiceStream Wireless
            Corp., Term Loan........ B1        B+     02/25/08 to 06/30/09      110,647,149
   6,000    Western Wireless Corp.,
            Term Loan............... Ba2       BB     09/30/08                    6,019,374
                                                                             --------------
                                                                                462,037,977
                                                                             --------------
            TEXTILES & LEATHER  1.1%
  10,159    Galey & Lord, Inc., Term
            Loan.................... Caa2      BB-    04/02/05 to 04/01/06        9,219,331
   2,180    Galey & Lord, Inc.,
            Revolving Credit
            Agreement............... Caa2      BB-    03/27/04                    1,978,350
  18,955    Glenoit Corp., Term
            Loan.................... Caa1      D      12/31/03 to 06/30/04       14,784,511
   9,594    Humphrey's, Inc., Term
            Loan.................... NR        NR     01/15/03                    2,350,490
   9,107    Joan Fabrics Corp., Term
            Loan.................... NR        BB-    06/30/05 to 06/30/06        8,873,148
  17,176    Norcross Safety
            Products, LLC, Term
            Loan.................... NR        NR     10/02/05                   16,854,020
                                                                             --------------
                                                                                 54,059,850
                                                                             --------------
            TRANSPORTATION--CARGO  1.7%
   1,926    American Commercial
            Lines, LLC, Term Loan... Ba2       BB-    06/26/06 to 06/26/07        1,927,921
  19,975    Atlas Freighter Leasing,
            Inc., Term Loan......... NR        NR     04/20/05 to 04/20/06       19,305,720

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2001 (Unaudited)

                                       BANK LOAN
PRINCIPAL                               RATINGS+
AMOUNT                               --------------
(000)       BORROWER                 MOODY'S   S&P      STATED MATURITY*         VALUE
            TRANSPORTATION--CARGO (CONTINUED)
 $25,971    Evergreen International
            Aviation, Inc.,
            Term Loan............... NR        NR     05/31/02 to 05/07/03   $   25,872,257
   5,893    Gemini Leasing, Inc.,
            Term Loan............... B1        NR     08/12/05                    5,900,748
   4,881    Havco Wood Products,
            Inc., Term Loan......... NR        NR     06/30/06                    4,511,275
  14,850    North American Van
            Lines, Inc., Term
            Loan.................... B1        B+     11/18/07                   13,903,312
   7,977    OmniTrax Railroads, LLC,
            Term Loan............... NR        NR     05/14/05                    7,894,773
   3,655    RailAmerica, Inc., Term
            Loan.................... Ba3       BB-    12/31/06                    3,670,867
                                                                             --------------
                                                                                 82,986,873
                                                                             --------------
            TRANSPORTATION--PERSONAL  1.1%
  30,384    Continental Airlines,
            Inc., Term Loan......... Ba1       BB     07/31/02 to 07/31/04       29,752,523
  36,403    Motor Coach Industries,
            Inc., Term Loan......... Ba3       BB-    06/16/06                   26,756,263
                                                                             --------------
                                                                                 56,508,786
                                                                             --------------
            TRANSPORTATION--RAIL MANUFACTURING  0.1%
   3,000    Helm, Inc., Term Loan... NR        NR     10/18/06                    3,002,814
   2,978    RailWorks Corp., Term
            Loan.................... B3        B      09/30/06                    2,471,325
                                                                             --------------
                                                                                  5,474,139
                                                                             --------------
            UTILITIES  0.3%
   6,147    Global Energy, Inc.,
            Term Loan............... NR        NR     07/28/08                    6,130,243
   9,887    Northeast Utilities,
            Term Loan............... NR        BB+    02/28/01                    9,802,656
                                                                             --------------
                                                                                 15,932,899
                                                                             --------------

TOTAL VARIABLE RATE** SENIOR LOAN INTERESTS  90.9%........................    4,495,006,775
                                                                             --------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2001 (Unaudited)

BORROWER                                                          VALUE

FIXED INCOME SECURITIES  0.7%
London Fog Industries, Inc. ($13,541,264 par, 10.00% coupon, maturing 02/27/03) 144A Private Placement (b) (e) (f)
  (h).......................................................  $    9,072,647
Satelites Mexicanos ($29,251,000 par, 9.06% coupon, maturing
  06/03/04) 144A Private Placement (e)......................      26,179,645
                                                              --------------

TOTAL FIXED INCOME SECURITIES...............................      35,252,292
                                                              --------------

EQUITIES  2.5%
AFC Enterprises, Inc. (604,251 common shares) (c) (d).......       5,698,087
Best Products Co., Inc. (297,480 common shares) (d).........               0
Best Products Co., Inc. (Warrants for 28,080 common shares)
  (d).......................................................               0
Breed Technologies, Inc. (1,345,452 common shares) (d)......       7,628,713
Bruno's Supermarkets (259,371 common shares) (c) (d)........       5,695,787
Bruno's, Inc. (2,593,713 common shares) (c) (d).............      56,957,937
Classic Cable, Inc. (Warrants for 760 common shares) (c)
  (d).......................................................               0
Dan River, Inc. (192,060 common shares) (d).................         585,783
DecisionOne Corp. (605,299 common shares) (c) (d) (f).......               0
DecorateToday.Com (198,600 common shares) (c) (d) (f) (g)...       2,156,796
Flagstar Cos., Inc. (8,755 common shares) (d)...............              22
Fleer/Marvel Entertainment, Inc. (642,389 preferred shares)
  (f).......................................................       4,798,645
Fleer/Marvel Entertainment, Inc. (891,340 common shares) (d)
  (f).......................................................       1,960,948
Flextek Componets, Inc. (Warrants for 993 common shares) (c)
  (d).......................................................               0
London Fog Industries, Inc. (1,083,301 common shares) (c)
  (d) (f)...................................................               0
London Fog Industries, Inc. (Warrants for 66,580 common
  shares) (c) (d) (f).......................................               0
Murray's Discount Auto Stores, Inc. (Warrants for 289 common
  shares) (c) (d)...........................................               3
Payless Cashways, Inc. (1,024,159 common shares) (d) (f)....       1,248,194
Rowe International, Inc. (91,173 common shares) (c) (d)
  (f).......................................................               0
Rowe International, Inc. (Warrants for 236,677 common
  shares) (c) (d) (f).......................................               0
Safelite Glass Corp. (402,526 common shares) (c) (d)........       1,223,679
Safelite Realty (27,171 common shares) (c) (d)..............               0
Sarcom, Inc. (43 common shares) (c) (d).....................               0
Trans World Entertainment Corp. (3,789,962 common shares)
  (c) (d) (f)...............................................      35,294,021
United Fixtures Holdings, Inc. (196,020 common shares) (c)
  (d) (f)...................................................               0
United Fixtures Holdings, Inc. (53,810 preferred shares) (c)
  (d) (f)...................................................         517,114
                                                              --------------

TOTAL EQUITIES..............................................     123,765,729
                                                              --------------

TOTAL LONG-TERM INVESTMENTS  94.1%
  (Cost $5,242,115,913).....................................   4,654,024,796
                                                              --------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2001 (Unaudited)

BORROWER                                                          VALUE
SHORT-TERM INVESTMENTS  5.4%
COMMERCIAL PAPER  1.6%
Centex Corp. ($27,000,000 par, maturing 02/07/01 to
  02/21/01, yielding 6.40% to 6.60%)........................  $   26,945,256
Chevron Phillips Chemical Co. ($18,600,000 par, maturing
  02/09/01, yielding 6.55% to 6.65%)........................      18,572,638
Comdisco, Inc. ($15,000,000 par, maturing 02/08/01, yielding
  6.70%)....................................................      14,980,458
Texas Utilities Co. ($17,000,000 par, maturing 02/12/01 to
  02/13/01, yielding 6.60% to 6.70%)........................      16,964,433
Xtra, Inc. ($3,531,000 par, maturing 02/23/01, yielding
  6.55%)....................................................       3,516,866
                                                              --------------

TOTAL COMMERCIAL PAPER......................................      80,979,651
                                                              --------------

SHORT-TERM LOAN PARTICIPATIONS  3.7%
Enron Corp. ($17,000,000 par, maturing 02/01/01, yielding
  6.57%)....................................................      17,000,000
MCI Worldcom, Inc. ($50,000,000 par, maturing 02/01/01,
  yielding 6.75%)...........................................      50,000,000
Nisource, Inc. ($46,000,000 par, maturing 02/05/01 to
  02/14/01, yielding 6.60% to 6.82%)........................      46,000,000
Temple Inland, Inc. ($10,000,000 par, maturing 02/06/01,
  yielding 6.60%)...........................................      10,000,000
Texas Utilities Co. ($28,000,000 par, maturing 02/01/01,
  yielding 6.50% to 6.60%)..................................      28,000,000
TRW, Inc. ($30,000,000 par, maturing 02/01/01, yielding
  6.50%)....................................................      30,000,000
                                                              --------------

TOTAL SHORT-TERM LOAN PARTICIPATIONS........................     181,000,000
                                                              --------------

TIME DEPOSIT  0.1%
State Street Bank & Trust Corp. ($5,300,000 par, 5.625%
  coupon, dated 01/31/01, to be sold on 02/01/01 at
  $5,300,828)...............................................       5,300,000
                                                              --------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $267,279,651).......................................     267,279,651
                                                              --------------

TOTAL INVESTMENTS  99.5%
  (Cost $5,509,395,564).....................................   4,921,304,447
OTHER ASSETS IN EXCESS OF LIABILITIES  0.5%.................      24,754,362
                                                              --------------

NET ASSETS  100.0%..........................................  $4,946,058,809
                                                              ==============

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

January 31, 2001 (Unaudited)

NR--Not rated

+ Bank Loans rated below Baa by Moody's Investor Service, Inc. or BBB by
  Standard & Poor's Group are considered to be below investment grade.

(1)  Industry percentages are calculated as a percentage of net assets.

(a) This Senior Loan interest is non-income producing.

(b) This borrower has filed for protection in federal bankruptcy court.

(c) Restricted Security.

(d) Non-income producing security as this stock currently does not declare dividends.

(e) 144A Securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(f) Affiliated company. See Notes to Financial Statements.

(g) Subsequent to January 31, 2001, this borrower has filed for protection in federal bankruptcy court.

(h) This security is non-income producing.

* Senior Loans in the Trust's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Trust's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Trust's portfolio may be substantially less than the stated maturities shown. Although the Trust is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Trust estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Trust invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks and (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
January 31, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $5,509,395,564).....................  $4,921,304,447
Receivables:
  Interest and Fees.........................................      51,460,797
  Investments Sold..........................................      15,554,500
  Fund Shares Sold..........................................       2,478,944
  Dividends.................................................          94,091
Other.......................................................         157,304
                                                              --------------
    Total Assets............................................   4,991,050,083
                                                              --------------
LIABILITIES:
Payables:
  Custodian Bank............................................      26,708,999
  Income Distributions......................................       7,420,842
  Investment Advisory Fee...................................       4,263,321
  Distributor and Affiliates................................       1,383,872
  Administrative Fee........................................       1,137,072
  Investments Purchased.....................................       1,131,591
  Fund Shares Repurchased...................................         149,391
Accrued Expenses............................................       2,293,126
Trustees' Deferred Compensation and Retirement Plans........         503,060
                                                              --------------
    Total Liabilities.......................................      44,991,274
                                                              --------------
NET ASSETS..................................................  $4,946,058,809
                                                              ==============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 560,757,506 shares issued and
  outstanding)..............................................  $    5,607,575
Paid in Surplus.............................................   5,769,429,997
Accumulated Undistributed Net Investment Income.............       8,427,462
Accumulated Net Realized Loss...............................    (249,315,108)
Net Unrealized Depreciation.................................    (588,091,117)
                                                              --------------
NET ASSETS..................................................  $4,946,058,809
                                                              ==============
NET ASSET VALUE PER COMMON SHARE ($4,946,058,809 divided by
  560,757,506 shares outstanding)...........................  $         8.82
                                                              ==============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended January 31, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 273,276,255
Fees........................................................        500,022
Dividends ($94,121 received as dividend income from
  affiliates)...............................................         94,121
Other.......................................................      3,414,250
                                                              -------------
    Total Income............................................    277,284,648
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................     28,127,163
Administrative Fee..........................................      7,533,040
Shareholder Services........................................      3,024,615
Legal.......................................................      1,034,265
Custody.....................................................        895,817
Trustees' Fees and Related Expenses.........................         83,882
Other.......................................................      2,115,017
                                                              -------------
    Total Expenses..........................................     42,813,799
    Less: Credits Earned on Cash Balances...................        272,725
                                                              -------------
    Net Expenses............................................     42,541,074
                                                              -------------
NET INVESTMENT INCOME.......................................  $ 234,743,574
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(153,671,844)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (323,366,772)
  End of the Period.........................................   (588,091,117)
                                                              -------------
Net Unrealized Depreciation During the Period...............   (264,724,345)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(418,396,189)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(183,652,615)
                                                              =============

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended January 31, 2001 and the Year Ended July 31, 2000 (Unaudited)

                                                         SIX MONTHS
                                                           ENDED            YEAR ENDED
                                                      JANUARY 31, 2001     JULY 31, 2000
                                                      -----------------------------------
FROM INVESTMENT ACTIVITIES:
Net Investment Income................................ $   234,743,574     $   525,572,799
Net Realized Loss....................................    (153,671,844)        (28,679,370)
Net Unrealized Depreciation During the Period........    (264,724,345)       (257,188,967)
                                                      ---------------     ---------------
Change in Net Assets from Operations.................    (183,652,615)        239,704,462

Distributions from Net Investment Income.............    (246,287,728)       (521,005,157)
                                                      ---------------     ---------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES..    (429,940,343)       (281,300,695)
                                                      ---------------     ---------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Common Shares Sold.....................      74,912,574         433,298,300
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................     124,557,020         271,508,075
Cost of Shares Repurchased...........................  (1,281,435,737)     (2,101,931,358)
                                                      ---------------     ---------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...  (1,081,966,143)     (1,397,124,983)
                                                      ---------------     ---------------
TOTAL DECREASE IN NET ASSETS.........................  (1,511,906,486)     (1,678,425,678)
NET ASSETS:
Beginning of the Period..............................   6,457,965,295       8,136,390,973
                                                      ---------------     ---------------
End of the Period (Including accumulated
  undistributed net investment income of $8,427,462
  and $19,971,616, respectively)..................... $ 4,946,058,809     $ 6,457,965,295
                                                      ===============     ===============

See Notes to Financial Statements

Statement of Cash Flows
For the Six Months Ended January 31, 2001 (Unaudited)

CHANGE IN NET ASSETS FROM OPERATIONS........................  $  (183,652,615)
                                                              ---------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Decrease in Investments at Value..........................    1,500,035,460
  Decrease in Interest and Fees Receivables.................          883,368
  Increase in Receivable for Investments Sold...............      (10,941,613)
  Decrease in Dividends Receivable..........................           27,703
  Decrease in Other Assets..................................           58,908
  Decrease in Investment Advisory Fee Payable...............       (1,000,871)
  Decrease in Administrative Fee Payable....................         (278,149)
  Increase in Distributor and Affiliates Payable............          212,485
  Decrease in Payable for Investments Purchased.............       (3,590,203)
  Increase in Accrued Expenses..............................          450,292
  Increase in Trustees' Deferred Compensation and Retirement
    Plans...................................................           18,640
                                                              ---------------
    Total Adjustments.......................................    1,485,876,020
                                                              ---------------

NET CASH PROVIDED BY OPERATING ACTIVITIES...................    1,302,223,405
                                                              ---------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Shares Sold...................................       74,380,094
Payments on Shares Repurchased..............................   (1,281,668,916)
Change in Intra-day Credit Line with Custodian Bank.........       26,708,999
Cash Dividends Paid.........................................     (122,200,851)
                                                              ---------------
  Net Cash Used for Financing Activities....................   (1,302,780,674)
                                                              ---------------
NET DECREASE IN CASH........................................         (557,269)
Cash at Beginning of the Period.............................          557,269
                                                              ---------------
CASH AT END OF THE PERIOD...................................  $           -0-
                                                              ===============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                 SIX MONTHS
                                    ENDED                   YEAR ENDED JULY 31,
                                 JANUARY 31,    --------------------------------------------
                                    2001          2000        1999        1998        1997
                                 -----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................  $   9.50      $   9.85    $   9.98    $   9.96    $  10.00
                                  --------      --------    --------    --------    --------
  Net Investment Income.........       .37           .68         .64         .68         .70
  Net Realized and Unrealized
    Gain/Loss...................      (.67)         (.36)       (.13)        .01        (.04)
                                  --------      --------    --------    --------    --------
Total from Investment
  Operations....................      (.30)          .32         .51         .69         .66
Less Distributions from Net
  Investment Income.............       .38           .67         .64         .67         .70
                                  --------      --------    --------    --------    --------
NET ASSET VALUE, END OF THE
  PERIOD........................  $   8.82      $   9.50    $   9.85    $   9.98    $   9.96
                                  ========      ========    ========    ========    ========

Total Return (a)................    -3.38%*        3.15%       5.23%       7.22%       6.79%
Net Assets at End of the Period
  (In millions).................  $4,946.1      $6,458.0    $8,136.4    $7,312.9    $6,237.0
Ratio of Expenses to Average Net
  Assets........................     1.41%         1.34%       1.35%       1.41%       1.42%
Ratio of Net Investment Income
  to Average Net Assets.........     7.79%         6.97%       6.48%       6.81%       7.02%
Portfolio Turnover (b)..........       14%*          36%         44%         73%         83%

* Non Annualized

(a) Total return assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period and tender of all shares at the end of the period indicated, excluding payment of 3.00% imposed on most shares accepted by the Trust for repurchase within the first year and declining thereafter to 0.00% after the fifth year. If the early withdrawal charge was included, total return would be lower.

(b) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

January 31, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Prime Rate Income Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objective by investing primarily in a portfolio of interests in floating or variable rate senior loans to corporations, partnerships and other entities which operate in a variety of industries and geographical regions. The Trust commenced investment operations on October 4, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION The Trust's Variable Rate Senior Loan interests and Other Loan interests (collectively "Loan interests") are valued by the Trust following valuation guidelines established and periodically reviewed by the Trust's Board of Trustees. Under the valuation guidelines, Senior Loans and securities for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes and all other Senior Loans securities and assets of the Trust are valued at fair value in good faith following procedures established by the Board of Trustees. Subject to criteria established by the Trust's Board of Trustees about the availability and reliability of market indicators obtained from independent pricing sources approved by the Board, certain Senior Loans will be valued on the basis of such indicators. Other Senior Loans will be valued by independent pricing sources approved by the Trust's Board of Trustees based upon pricing models developed, maintained and operated by those pricing sources or valued by Van Kampen Investment Advisory Corp. (the "Adviser") by considering a number of factors including consideration of market indicators, transactions in instruments which the Adviser believes may be comparable (including comparable credit quality, interest rate, interest rate redetermination period and maturity), the credit worthiness of the Borrower, the current interest rate, the period until next interest rate redetermination and the maturity of such Senior Loan interests. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loan interests in the Trust's portfolio. The fair value of

NOTES TO
FINANCIAL STATEMENTS

January 31, 2001 (Unaudited)

Senior Loans are reviewed and approved by the Trust's Valuation Committee consistent with a methodology established by the Trust's Trustees. The Trust and Trustees will continue to monitor developments in the Senior Loan market and will make modifications to the current valuation methodology as deemed appropriate.

    Equity securities are valued on the basis of prices furnished by pricing services or as determined in good faith by the Adviser under the direction of the Board of Trustees.

    Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term loan participations are valued at cost in the absence of any indication of impairment.

B. SECURITY TRANSACTIONS Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Facility fees on senior loans purchased are treated as market discounts. Market premiums are amortized and discounts are accreted over the stated life of each applicable security.

    Other income is comprised primarily of amendment fees. Amendment fees are earned as compensation for agreeing to changes in loan agreements.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At July 31, 2000, the Trust had an accumulated capital loss carryforward for tax purposes of $58,142,159, which will expire between July 31, 2004 and July 31, 2008. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of wash sales, and losses that were recognized for book purposes but not for tax purposes at the end of the fiscal year.

    At January 31, 2001, for federal income tax purposes cost of long- and short-term investments is $5,543,784,277, the aggregate gross unrealized appreciation is $6,902,939 and the aggregate gross unrealized depreciation is

NOTES TO
FINANCIAL STATEMENTS

January 31, 2001 (Unaudited)

$629,382,769 resulting in net unrealized depreciation on long- and short-term investments of $622,479,830.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. CREDITS EARNED ON CASH BALANCES During the six months ended January 31, 2001, the Trust's custody fee was reduced by $272,725 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly as follows:

                     AVERAGE NET ASSETS                         % PER ANNUM
First $4.0 billion..........................................    .950 of 1%
Next $3.5 billion...........................................    .900 of 1%
Next $2.5 billion...........................................    .875 of 1%
Over $10.0 billion..........................................    .850 of 1%

    In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc., the Trust's Administrator, at an annual rate of .25% of the average net assets of the Trust. The administrative services to be provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Variable Rate Senior Loans in the Trust's portfolio and providing certain services to the holders of the Trust's securities.

    For the six months ended January 31, 2001, the Trust recognized expenses of approximately $202,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under a Legal Services agreement, the Adviser provides legal services to the Trust. The Adviser allocates the cost of such services to each Trust. For the six months ended January 31, 2001, the Trust recognized expenses of approximately $53,100 representing Van Kampen's Investments Inc.'s or it's

NOTES TO
FINANCIAL STATEMENTS

January 31, 2001 (Unaudited)

affiliates (collectively "Van Kampen") cost of providing legal services to the Trust, which are reported as legal expenses in the statement of operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Trust. For the six months ended January 31, 2001, the Trust recognized expenses for these services of approximately $2,273,800. Shareholder servicing fees are determined through negotiations with the Trust's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

    During the period, the Trust owned shares of the following affiliated companies. Affiliated companies are defined by the Investment Company Act of 1940, as amended, as those companies in which a trust holds 5% or more of the outstanding voting securities.

                                                     REALIZED      DIVIDEND    MARKET VALUE
                NAME                    SHARES*     GAIN/(LOSS)     INCOME       01/31/01
Breed Technologies, Inc..............  1,345,452         0               0     $ 7,628,713
Bruno's Supermarkets.................    259,371         0               0       5,695,787
Bruno's, Inc.........................  2,593,713         0               0      56,957,937
Decision One Corp....................    605,299         0               0               0
Decorate Today.Com. .................    198,600         0               0       2,156,796
Fleer/Marvel Entertainment, Inc. ....  1,533,729         0         $94,121       6,759,593
London Fog Industries, Inc. .........  1,083,301         0               0               0
Payless Cashways, Inc. ..............  1,024,159         0               0       1,248,194
Rowe International, Inc. ............     91,173         0               0               0
Trans World Entertainment Corp. .....  3,789,962         0               0      35,294,021
United Fixtures Holdings, Inc. ......    249,830         0               0         517,114

* Shares were acquired through the restructuring of Senior loan interests.

3. CAPITAL TRANSACTIONS

At January 31, 2001 and July 31, 2000, paid in surplus aggregated $5,769,429,997 and $6,850,206,625, respectively.

NOTES TO
FINANCIAL STATEMENTS

January 31, 2001 (Unaudited)

    Transactions in common shares were as follows:

                                                      SIX MONTHS ENDED     YEAR ENDED
                                                      JANUARY 31, 2001    JULY 31, 2000
Beginning Shares....................................     679,708,950       825,612,225
                                                        ------------      ------------
  Shares Sold.......................................       8,104,789        44,598,159
  Shares Issued Through Dividend Reinvestment.......      13,533,708        28,154,985
  Shares Repurchased................................    (140,589,941)     (218,656,419)
                                                        ------------      ------------
  Net Decrease in Shares Outstanding................    (118,951,444)     (145,903,275)
                                                        ------------      ------------
Ending Shares.......................................     560,757,506       679,708,950
                                                        ============      ============

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $775,180,483 and $1,609,765,173, respectively.

5. TENDER OF SHARES

The Board of Trustees currently intends, each quarter, to consider authorizing the Trust to make tender offers for all or a portion of its then outstanding common shares at the net asset value of the shares on the expiration date of the tender offer. For the six months ended January 31, 2001, 140,589,941 shares were tendered and repurchased by the Trust.

6. EARLY WITHDRAWAL CHARGE

An early withdrawal charge to recover offering expenses will be imposed in connection with most common shares held for less than five years which are accepted by the Trust for repurchase pursuant to tender offers. The early withdrawal charge will be payable to Van Kampen. Any early withdrawal charge which is required to be imposed will be made in accordance with the following schedule.

                                                                WITHDRAWAL
                     YEAR OF REPURCHASE                           CHARGE
First.......................................................       3.0%
Second......................................................       2.5%
Third.......................................................       2.0%
Fourth......................................................       1.5%
Fifth.......................................................       1.0%
Sixth and following.........................................       0.0%

NOTES TO
FINANCIAL STATEMENTS

January 31, 2001 (Unaudited)

    For the six months ended January 31, 2001, Van Kampen received early withdrawal charges of approximately $8,773,500 in connection with tendered shares of the Trust.

7. COMMITMENTS/BORROWINGS

Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Trust had unfunded loan commitments of approximately $103,685,698 as of January 31, 2001. The Trust generally will maintain with its custodian short-term investments having an aggregate value at least equal to the amount of unfunded loan commitments.

    The Trust, along with the Van Kampen Senior Floating Rate Fund, has entered into a revolving credit agreement with a syndicate led by Bank of America for an aggregate of $500,000,000, which will terminate on September 12, 2001. The proceeds of any borrowing by the Trust under the revolving credit agreement shall be used for temporary liquidity purposes and funding of shareholder tender offers. Annual commitment fees of .09% are charged on the unused portion of the credit line. Borrowings under this facility will bear interest at either the LIBOR rate or the Federal Funds rate plus .50%. There have been no borrowings under this agreement to date.

8. SENIOR LOAN PARTICIPATION COMMITMENTS

The Trust invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Trust and the borrower.

NOTES TO
FINANCIAL STATEMENTS

January 31, 2001 (Unaudited)

    At January 31, 2001, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Trust on a participation basis.

                                                                PRINCIPAL
                                                                 AMOUNT       VALUE
                    SELLING PARTICIPANT                           (000)       (000)
Bankers Trust...............................................     $13,691     $12,973
Goldman Sachs...............................................      10,701      10,017
Chase Securities, Inc.......................................       9,593       9,319
Bank of America.............................................       7,996       6,748
Canadian Imperial Bank of Commerce..........................       3,442       3,349
Bank of Nova Scotia.........................................       3,382       3,221
                                                                 -------     -------
Total.......................................................     $48,805     $45,627
                                                                 =======     =======

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges, and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf (TDD)
  users, call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN PRIME RATE INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

  Van Kampen Funds Inc., (C) 2001. All rights reserved.